UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2011

Cliffs Natural Resources Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square, Suite 3300, Cleveland, Ohio	44114-2315
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 694-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 27, 2011, Cliffs Natural Resources Inc. (the “Company”) issued a news release announcing the third-quarter financial results for the period ended September 30, 2011, a copy of which is attached as Exhibit 99(a) to this Current Report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99(a)	Cliffs Natural Resources Inc. published a news release on October 27, 2011 captioned, “Cliffs Natural Resources Inc. Reports Third-Quarter 2011 Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIFFS NATURAL RESOURCES INC.

By:	/s/ P. Kelly Tompkins
Name:	P. Kelly Tompkins
Title:	Executive Vice President, Legal, Government
Affairs and Sustainability & Chief Legal Officer

Date: October 28, 2011

EXHIBIT INDEX

Exhibit Number	Description

99(a)	Cliffs Natural Resources Inc. published a news release on October 27, 2011 captioned, “Cliffs Natural Resources Inc. Reports Third-Quarter 2011 Results”